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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

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                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): January 19, 1999
                                                 -----------------

                             KEY COMPONENTS FINANCE CORP.
                  --------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


         Delaware                    333-58675                14-1805946
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(State or Other Jurisdiction   (Commission File No.)        (IRS Employer
     of Incorporation)                                    Identification No.)


                                 KEY COMPONENTS, LLC
                  --------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

         Delaware                    333-58675                14-3425424
----------------------------   ---------------------      -------------------
(State or Other Jurisdiction   (Commission File No.)        (IRS Employer
     of Incorporation)                                    Identification No.)


     Wing Road RR1, Box 167D, Millbrook, New York               12545
     --------------------------------------------            ------------
       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (914) 677-8383
                                                   ---------------

                                         N/A
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On January 15, 1999, KCI Acquisition Corp. ("Subsidiary"), a Delaware corporation and wholly-owned subsidiary of Key Components, LLC ("Parent"), completed its previously announced tender offer (the "Tender Offer") for the shares of common stock, par value $.50 per share (the "Shares"), of Valley Forge Corporation ("VFC"). The Subsidiary acquired approximately 94.6% of the outstanding Shares through the Tender Offer. The Parent obtained the funds required to purchase the outstanding Shares through cash on hand and a senior secured credit facility provided by Societe Generale, pursuant to an Amended and Restated Credit and Guaranty Agreement, dated as of January 19, 1999 (the "Amended and Restated Credit Facility"). On January 19, 1999, Subsidiary merged with and into VFC (the "Merger") pursuant to the Agreement and Plan of Merger, dated as of December 2, 1998 and amended by Amendment No. 1 dated December 28, 1998, among Parent, Subsidiary and VFC (the "Merger Agreement"). Pursuant to the Merger Agreement, all remaining outstanding Shares (other than Shares owed by Subsidiary) were converted into the right to receive $19.00 in cash per Share (subject to the right of holders who comply with applicable procedures under the Delaware General Corporation Law to exercise their appraisal rights to receive the "fair value" of their Shares) and VFC became a wholly-owned subsidiary of Parent.

     The basic terms of the Tender Offer, the Amended and Restated Credit Facility and the Merger were described in the "Offer to Purchase" and Merger Agreement which were filed as Exhibits 99(a)(1) and 99(c)(1), respectively, to the Subsidiary's and Parent's Schedule 14D-1 relating to VFC, filed with the Securities and Exchange Commission (the "SEC") on December 9, 1998 (the "14D-1").

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements of Business Acquired.

          Statement of operations and balance sheet data of VFC for the years ended December 31, 1995, December 31, 1996 and December 31, 1997 and for the nine months ended September 30, 1998 have been filed with the SEC by the Subsidiary as part of Section 8 of the Offer to Purchase, filed as
Exhibit 99(a)(1) to the 14D-1 and in VFC's Forms 10-K and 10-Q for the years and period then ended and are incorporated herein by reference.

          The consolidated balance sheet of VFC as of December 31, 1997 and September 30, 1998, the consolidated statement of operations of VFC for the three, six and nine months ended March 31, 1998, June 30, 1998 and September 30, 1998 and the consolidated statement of cash flows of VFC for the nine months ended September 30, 1998 have been filed with the SEC as part of VFC's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1998, June 30, 1998 and September 30, 1998 and are incorporated herein by reference.

          (b)  Pro Forma Financial Information.

          The pro forma financial information required by this item will be filed by an amendment to this Report not later than sixty (60) days after the date hereof.


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     (c)  Exhibits.

     Exhibit No.                           Description
     -----------                           -----------

        2.1 Agreement and Plan of Merger (incorporated by reference to Exhibit 99(c)(1) of the14D-1:
                              Commission File No.5-13949).

        2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated as of December 28, 1998 (incorporated by reference to Exhibit 99(c)(9) of Amendment No. 1 to the14D-1, filed December 31, 1998: Commission File No. 5-13949).

        10.18 Form of Amended and Restated Credit and Guaranty Agreement, dated as of January 19, 1999, by and among Key Components, LLC, as Borrower, certain of its subsidiaries, as Guarantors, certain financial institutions, as Lenders and Societe Generale, as Agent for Lenders.

        10.19 Form of Valley Forge Pledge Agreement, dated as of January 19, 1999, by Valley Forge Corporation and in favor of Societe Generale.

        10.20 Form of Amended and Restated Pledge Agreement, dated as of January 19, 1999, made by Key Components, LLC in favor of Societe Generale.

        10.21 Form of Amended and Restated Borrower Security Agreement, dated as of January 19, 1999, made by Key Components, LLC in favor of Societe Generale


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        10.22                 Form of Amended and Restated Guarantor Security
                              Agreement, dated as of January 19, 1999, made by B.W. Elliott Manufacturing Co., Inc., Hudson Lock, Inc., ESP Lock Products Inc., KCI Acquisition Corp., Valley Forge Corporation, Cruising Equipment Company, Force 10 Marine Ltd., Gits Manufacturing Company, Inc., Glendinning Marine Products, Inc., Atlantic Guest, Inc., Heart Interface Corporation, Marine Industries Company, Multiplex Technology, Inc., Turner Electric Corporation, VFC Acquisition Company, Inc., and Valley Forge International Corporation in favor of Societe Generale.

        20.1                  Notice of Merger, dated January 20, 1999.

        20.2                  Letter of Transmittal relating to surrendered
                              Shares.

        99.1 Schedule 14D-1 filed on December 9, 1998 with respect to VFC (Incorporated by reference:
                              Commission File No. 5-13949).

        99.2 Press Release Issued January 18, 1999 Announcing Completion of Tender Offer.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KEY COMPONENTS FINANCE CORP.


                                   By: /s/ Alan L.  Rivera
                                      -----------------------------
                                      Alan L. Rivera
                                      Vice President


Date:     February 3, 1999











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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KEY COMPONENTS, LLC



                                   By:  /s/ Alan L.  Rivera
                                      -------------------------------
                                      Alan L. Rivera
                                      Vice President


Date:     February 3, 1999






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